UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2005

JAFRA WORLDWIDE HOLDINGS (LUX) S.àR.L

(Exact Name of Registrant as Specified in its Charter)

Luxembourg	333-106666	98-0399297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

174 Route de Longwy
L-1940 Luxembourg
Luxembourg
(Address of Principal Executive Offices)
(Zip Code)

(352) 226027
(Registrant’s telephone number, including area code)

Item 8.01. Other Events.

     On January 18, 2005, Jafra Cosmetics International, Inc. and Distribuidora Comercial Jafra, S.A. de C.V. (the “Issuers”) provided notice through U.S. Bank National Association, as Trustee (the “Trustee”) under the Indenture, dated as of May 20, 2003, among Issuers, Jafra Worldwide Holdings (Lux) S.ar.l., as Note Guarantor, the other Note Guarantors party thereto, and Trustee (the “Indenture”) that the Issuers elect to redeem $69,500,000 principal amount of Notes under the Indenture. The redemption will be made out of the proceeds of an Equity Offering arranged by the ultimate parent of the Issuers and is subject to satisfaction of certain conditions set forth in the Notice of Redemption, a copy of which is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

99.1	Notice of Redemption, dated January 18, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2005

JAFRA WORLDWIDE HOLDINGS (LUX) S.ÀR.L.
By:	/s/ GARY ESHLEMAN
Gary Eshleman
Chief Financial Officer

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